Z-Seven's Statement of Purpose

     Our investment discipline is what begins to separate the Z-Seven Fund from other publicly traded investment companies (closed-end funds) and other investment companies (mutual funds) as well as other publicly traded companies (stocks). The cover is designed to highlight the principles behind a discipline that has weathered the ups and downs of economies, stock markets, industry trends, as well as countless predictable factors. These principles are based upon common sense solutions diligently applied from lessons learned by the making of mistakes and the dedication by the founder of Z-Seven, Barry Ziskin, throughout the seventeen-year history of the Fund, not to repeat these errors. In fact, Mr. Ziskin began utilizing this current discipline early in his Wall Street career long before the idea of beginning a closed-end fund. HIS CRITERIA FOR SELECTING HIGH-QUALITY, UNDERVALUED GROWTH STOCKS HAVE STOOD THE TEST OF TIME OVER A SPAN OF MORE THAN 25 YEARS.

     As you read further into the Annual Report, it will quickly become obvious, for those who do not already know to expect it, that a discussion of our poorer performing stocks is a regular feature; for it is through the lessons learned by mistakes that we continue to evolve as better investors. Our "Criteria for Stock Selection" section once again promises to bring the theoretical to life through real and meaningful examples in our portfolio of investments, and is followed by an in-depth look at our "Selling Discipline."

     The application of discipline, intended to reduce risk, while searching for rare and profitable investment opportunities, is our stated purpose. How we state this purpose through the information provided in the Annual Report reveals yet another purpose: to share with you not only our growth but also our thoughts, concerns, and lessons learned in the hopes of making us all better investors.

                           FORWARD LOOKING STATEMENTS

When used in this annual report, and in future filings by Z-Seven Fund ("the Fund") with the Securities and Exchange Commission, in the Fund's press releases and in oral statements made with the approval of an authorized officer of the Fund the words or phrases, "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," or similar expressions are intended to identify forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. All assumptions, anticipations, expectations and forecasts contained herein are forward looking statements that involve risks and uncertainties. Management of the Fund cautions readers not to place undue reliance on any such forward looking statements, which speak only as of the date made, and should be read in conjunction with other publicly available Fund information.

Management of the Fund will not undertake, and specifically declines, any obligations to release publicly the result of any revisions which may be made to any forward looking statements to reflect the occurrence of anticipated or unanticipated events.

         Table of Contents

LETTER TO OUR SHAREHOLDERS . . . . . . . . . . . . . . . . . . . . . . .   4
2000 Portfolio Investment Results. . . . . . . . . . . . . . . . . . . .   6
2000 Fourth Quarter Net Asset Value. . . . . . . . . . . . . . . . . . .   6
2000 Dividend Distribution . . . . . . . . . . . . . . . . . . . . . . .   6
Retained Capital Gains . . . . . . . . . . . . . . . . . . . . . . . . .   6
2000 Share Repurchases . . . . . . . . . . . . . . . . . . . . . . . . .   7
2001 Outlook . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
THIS YEAR'S BEST QUESTION. . . . . . . . . . . . . . . . . . . . . . . .  10
WHAT I LIKE NOW. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
STOCK PURCHASE CRITERIA AND SELL DISCIPLINE. . . . . . . . . . . . . . .  18
Accounting Procedures: Reliability and Conservatism. . . . . . . . . . .  18
Consistency of Operating Earnings Growth . . . . . . . . . . . . . . . .  20
Strength of Internal Earnings Growth . . . . . . . . . . . . . . . . . .  22
Balance Sheet:  Working Capital. . . . . . . . . . . . . . . . . . . . .  24
Balance Sheet:  Corporate Liquidity. . . . . . . . . . . . . . . . . . .  25
Price/Earnings Multiple and Owner Diversification. . . . . . . . . . . .  25
Sell Discipline: Based Upon the Same Common Sense Criteria
as for Stock Selection . . . . . . . . . . . . . . . . . . . . . . . . .  29
THE STRONGEST SEVEN. . . . . . . . . . . . . . . . . . . . . . . . . . .  33
THE WEAKEST SEVEN. . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
PERFORMANCE AND FINANCIAL INFORMATION. . . . . . . . . . . . . . . . . .  38
PAST PERFORMANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
SPECIAL FEATURE OF THE FUND. . . . . . . . . . . . . . . . . . . . . . .  42
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . .  43
GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . .  45
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . .  46
REPORT OF INDEPENDENT AUDITORS . . . . . . . . . . . . . . . . . . . . .  56

                             Letter to Our Shareholders


                               THE YEAR IN REVIEW

- The Z-Seven Fund closed 2000 on the NASDAQ at $7.25. The total investment return for our share price, which assumes reinvestment of distributions, had a decline of 4%. Historically, our share price, including distributions, has generated a ten-year cumulative return of 116%, and an annually compounded rate of 8%.

- Z-Seven's net asset value was $6.92 at year-end. Assuming the same reinvestment of distributions, it dropped 7% in 2000.

- As the NASDAQ Composite suffered its worst year in history, and the S&P 500 Index ("S&P 500")its worst since 1977, this past year was obviously a difficult one. While we end 2000 disappointed, we are also relieved that we were able to achieve growth in our net asset value during three of the four quarters, and thereby control our annual losses relative to other stocks and funds. At times, how well one is able to withstand difficult markets may be of greater importance than how much money can be made, particularly for a small-cap value and growth fund like Z-Seven.

- We began the year 2000 with a streamlined portfolio of superb growth companies. Very early in the year, we eliminated at substantial profits those stocks that were no longer undervalued.

- Before year-end, indicators suggested that it was time to reinvest our sizable cash holdings. We are quite excited about returning to a fully invested position, yet mindful of the risk to earnings growth posed by the slowing of the economy.

There is both opportunity and risk as the economy rapidly changes from expansion to contraction; what is commonly referred to as the "r" word - recession. As the Federal Reserve (the "Fed") responds to these changing economic conditions with lower interest rates, it should help the stock market in 2001, even if earnings do not respond to monetary stimulus until next year. There is more detail and history on the impact of lower interest rates offsetting recessionary influences on stock prices in This Year's Best Question on page 10.

     Ordinarily, our Consistency of Operating Earnings Growth Criterion would give us the utmost confidence, along with our other growth and quality criteria, that only the best-managed companies would be selected by our stock purchase discipline. This time, however, we are witnessing some factors that may make it more difficult to find companies that will beat the recession than in past economic downturns. Our challenge is to identify these factors, and best guard your investment dollars from the risk of recession. This is especially true since past cycles indicate it is long overdue.
     One of the cultural, if not cyclical, risk factors we've taken note of is that, in the past, many growth companies we invested in were started by entrepreneurial management that eventually sold their public company to a larger business upon retirement. In this day and age, however, we're seeing more and more entrepreneurs retire early, recruiting professional executives to take their place. This carries with it the risk that new management may not run, or even understand, the business nearly as well as those who built it from the ground up.
     We have thus made an extra effort to avoid investing in companies which have proven performance records under past managements, but are now under the helm of new people, who have not yet proven their abilities to meet our stringent criteria for consistent and quality growth.
     In looking for potential risk, we are also mindful of substantial changes in the personal shares of the most important officers in their own company, particularly among high-technology growth companies. We have, over recent years, saved considerable potential losses by passing on many investments that have been heavily sold by the most important insiders. As we step carefully, we hope to continue avoiding many a mine in the investment minefield.
     Even those companies which meet our criteria, with no warning of insider selling or changes in management, have not been tested by a good old-fashioned recession in a long time. A recession can pose particular risk to a company that has experienced extraordinarily poor earnings prior to the six-year period covered by our consistency criterion. Therefore, in the case of Hughes Supply, Quiksilver, and Barratt Development PLC, we have only taken half of what is normally considered a full position size. We are always conscious that such a disaster could strike again the next time a weak economy would put the company to the test.

     As we reinvest, concentration is on only those that not only meet our criteria, but have the best long-term track records over the last recession and beyond. Our goal is to take the extra time, work, and consideration necessary to give us confidence that our investments can, for the most part, beat a recession.
     A new section discussing some company's we've focused on for this time of risk and opportunity can be found just after This Year's Best Question on page 13 entitled What I Like Now.

================================================================================

                        2000 PORTFOLIO INVESTMENT RESULTS

Z-Seven's investment portfolio dropped 5.6% in 2000 (before expenses). This compares well with the 10% decline in the S&P 500, and the devastating 39% loss for the NASDAQ Composite. From a long-term perspective, our total portfolio return (before expenses) over ten years was 206%, cumulative, and 12%, annually compounded.

================================================================================

                       2000 FOURTH QUARTER NET ASSET VALUE
     Our net asset value decreased 17% during the fourth quarter to $6.92, after a distribution.

================================================================================

                           2000 DIVIDEND DISTRIBUTION

     The Fund paid a distribution of ordinary income on December 29, 2000 of $0.11 per share.

================================================================================

                             RETAINED CAPITAL GAINS

     Shareholders are allowed to increase the tax-cost basis of their shares by the net amount between retained gains and taxes paid. For an original shareholder, the initial purchase cost of $15 would be adjusted to $5 after stock splits in 1986 and 1997. This cost would then be added to the total of $4.06 per share in tax cost write-up (see chart) to allow you a $9.06 tax-cost basis on your Z-Seven shares purchased in 1984 at $15. Please consult your tax adviser with respect to your individual investment in Z-Seven.
     The following is a history of retained capital gains and the related taxes paid by the Fund on a per-share basis (adjusted to reflect the two-for-one stock split in December 1997 and the three-for-two stock split in April 1986):

            Retained       Z-Seven's    Tax Cost
Years    Capital Gains   Tax Payments   Write-up
-------  --------------  -------------  ---------

1984-85  $            0  $           0  $       0
1986                .83            .22        .61
1987               1.06            .34        .72
1988               1.55            .53       1.02
1989                .27            .09        .18
1990-92               0              0          0
1993                .64            .23        .41
1994                .07            .03        .04
1995-96               0              0          0
1997               1.30            .45        .85
1998                .35            .12        .23
1999                  0              0          0
2000                  0              0          0
                                        ---------
Total Tax Cost Write-up                     $4.06

================================================================================

                             2000 SHARE REPURCHASES

     Partially responsible for the strong long-term performance in our share price is the fact that we often repurchase our own shares when they sell at a discount. This practice tends to create a floor for our share price just under our net asset value.
     During 2000, we repurchased 319,800 shares on the open market. These repurchases are made when the price is below net asset value, in accordance with Rule 10b-18 of the Exchange Act of 1934 and Rule 23c-1 of the Investment Company Act of 1940. Buying in this way insures that the net asset value is not diluted. To the contrary, these purchases (at small discounts) benefit our net asset value to some extent.
     The problems of selling at large discounts have long plagued the closed-end fund industry, but most funds choose not to do this because it decreases the adviser's fee by shrinking the pool of capital. We feel that REPURCHASING IS ANOTHER EXAMPLE OF Z-SEVEN PLACING THE INTEREST OF OUR SHAREHOLDERS FIRST and maximizing shareholder value.


NEXT,  READ  ABOUT  OUR  OUTLOOK  FOR  THE  YEAR  2001.

================================================================================
                                  2001 OUTLOOK

     I must congratulate Mr. Greenspan and his colleagues at the Fed for being responsive to changes in the pulse of the economy. They have acted promptly and predictably, and have helped our economy avoid the boom/bust cycles of the past to a greater degree than their predecessors. Too many of those who set monetary policy for major economic powers in the past allowed inflation statistics, as badly as they lag behind real economic forces and direction, mislead them into reactive (rather than proactive) decision making. This often worsened the extremes in economies they were supposed to be smoothing out.
     The Fed has, for the past few years at least, made writing this outlook section seemingly easy. While the positive monetary policy may be too late to avoid a 2001 recession, it may be just in the nick of time to aid a battered stock market. In This Year's Best Question (page 10), I go into the details and history as to why having the Fed's wind at our back should make 2001 a strong year for stocks, just as the opposite last year led to a record decline for NASDAQ. So, let's enjoy the ride this year, as the Fed appears quite friendly to the market. At some point down the road, the Fed will change direction again; however, even then there is likely to be a lag period, as there was in 1999-2000, when stocks continued to be strong for a while.
     With these considerations, I believe Z-Seven Fund has excellent prospects for the future. We offer exceptional value with a weighted average P/E of 4 at year end, and are building on a foundation of solidly managed companies that should perform well despite an economic slowdown. Having given up so little last year, in such a difficult environment, leaves me very hopeful about the overall impact a strong year in 2001 would have for our shareholders.
     While my personal involvement is demonstrated through my share ownership and through my willingness to be compensated on the basis of my performance, my greatest incentive and blessing comes through the investments in Z-Seven by my family, my friends, and your families. You provide invaluable inspiration to me.

     I would like to thank all those who have demonstrated confidence in my growth/value discipline. Most of all, I am thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.
     Our wonderful directors, Rochelle, Jeff, Maria, and Al, with their caring support and hard work, each brought significant improvements to our Fund and made it even stronger.

Sincerely,



Barry  Ziskin                                                 February  6,  2001

P.S. This report is dedicated to my daughter Ariana, who turns sixteen today. This report is also dedicated to my son Jacob, who will soon turn 4, and to the memory of my late father, my most valuable mentor.


                                         THIS  YEAR'S  BEST  QUESTION  IS  NEXT.

                            This Year's Best Question

     From the questions I've been hearing, some investors are excited about the opportunity to finally invest the cash we have been setting aside for most of the last two years, while some fear that the worst is yet to come. The latter group reminds me of the question we answered in this section two years ago in comparing 1929 with the devastating stock market decline in the third quarter of 1998. The close of 1998 brought the same concerns of recession that many have today. Then, as now, the greatest fears surrounded the rapid slowdown in the high-tech sectors, as well as the fear that even lowering interest rates would not stimulate the economy enough to avoid global and economic collapse.
     Those pondering that same question about today vs. 1929 would ask: "Don't you think there is just too much risk in the economy to invest our cash right now?" Others, wanting to know when we will finally be reinvesting our cash, would ask: "Isn't now the time to take advantage of investment opportunities in the kind of growth companies not likely to be economically sensitive while other potential buyers are most fearful?" Two very different questions, but the complete answer is really the same.
     I would like to begin by stating the obvious point: the more things change, the more they remain the same. As we now enjoy having the Federal Reserve Board's positive influence, I think back to similar times. Consider 1998, '95, '90, '84, '81-82, and even earlier, when the Fed began to reduce interest rates as the economy struggled or began to waver. Nearly each and every one of those times was a good opportunity to be buying values in stocks of well-managed companies.
     I don't know if I could say this any better than the way it was stated in our 1998 Annual Report. With all due apologies to the lack of originality, we're going to use an updated version of this prior answer, as we seem to be right back to where we were two years ago.
     In the late 1920s, business leaders attempted unsuccessfully to persuade the Fed to lower interest rates in order to avoid an economic collapse. Unfortunately, their voices did not influence the Fed and rates were instead kept unusually high, helping to bring our economy to its knees. Wild speculation on margin was also rampant. Prior to the collapse, only 10% margin was required as a deposit by the same Federal Reserve Board.

     I would like to thank Mr. Greenspan and his other governors for sensible policies and actions, which do not appear to jeopardize our economic prosperity; in fact, they have acted quite to the contrary.
     A large number of other investors may often read investment newsletters that pray on our fears with constant doomsday predictions. To me, these tactics seem to be a marketing gimmick, as opposed to sound investment advice, to keep subscribers nervous enough to send in renewal checks. I prefer the evidence of many economic and stock market cycles of a consistent and repetitive nature that can verify a cause and effect. In this respect, it is common sense that an easier monetary policy of lower interest rates stimulates business, makes bonds and short-term money market instruments less competitive vs. stocks, and directly influences supply and demand.
     Just as rising interest rates in the 1970s kept stock prices subdued, declining interest rates in the 1980s and 1990s helped to finance a phenomenal amount of supply reduction transactions that helped fuel the historic bull market from 1982 to early 2000. These included takeovers, going-private transactions, and partial supply reductions where the companies remain public but purchase a portion of their floating supply in share buy-backs. Were they all doing us investors favors out of the goodness of their hearts?
     I think we all know there is no "free lunch." Unless it makes economic sense to do so, and is justified by low interest rates, these transactions simply do not occur. Looking ahead, declining interest rates in the U.S. (and perhaps shortly in other major industrial nations) may well again usher in another round of supply reduction transactions in equities. This could help fuel rising share prices again, as it has before, as the scarcity of publicly traded shares forces investors to focus on fewer stocks and liquefies the investor in the case of cash take-overs.
     Think of buying or selling your home. When interest rates are high, mortgage payments may rise beyond the affordability of the homebuyer, causing a price drop in order to find a point where the buyer may bite. On the other hand, when rates are low (as they are now), low mortgage payments make home buying more affordable and prices of homes rise.
     The idea that lower interest rates help support a market drop and add upside potential to the rise in a bull market is sound; however, does this work in the real world?

     In a 1998 interview, Don Hays, chief investment strategist at Wheat First Union in Richmond, Va., commented on the Norman Fosback trading rule: "It's a very old and reliable bullish signal for the market that's called 'Two tumbles and a jump' rule." This refers to the observation that every time the Fed cuts the discount rate (or another policy setting tool) twice in a row, the stock market does in fact jump. Mr. Hays states, "These signals come very rarely, and in the past only about once every four years. This time, it has been even longer, since February 1, 1991." He continues, "If you analyze all the signals post-crash, since 1932, you find every signal created a major successful long-term buy opportunity an investor with a time horizon of 12 to 18 months would have never lost money."
     Contemplating this interview, I estimated in our 1998 Annual Report that the Dow Jones would reach well over 11,000 by February of 2000, since it had been so long since the last time two consecutive cuts were made to the discount rate, and considering the Dow Jones' average 15 month gain of nearly 35%. Looking back now, the Dow Jones in fact rose to over 11,700. The NASDAQ Composite tripled to more than 5000. Perhaps, this time, since it has only been 2 years between Fed signals, the market may not quite fully realize even its long-term 35% average. Even so, I'm still happy to have the Fed's wind at our back going into the new year.


                      NEXT, TAKE A LOOK AT OUR SPECIAL SECTION WHAT I  LIKE  NOW

                                 What I Like Now

     When we find an opportunity to invest in, what I consider to be, a good stock, I say to myself, "This is what I love most about managing the portfolio of Z-Seven Fund." Perhaps there are many shareholders who also get excited about what appears to be a good investment opportunity. This special section is for you!
     While we have been cautious for about a year and a half, many signs are indicating its time for a change. For the first time in history, the Fed has cut interest rates twice in the same month. The broad market is coming off a good base made in the fourth quarter of 2000, and historical indicators tell us it is finally "safe" to be investing in stocks.
     JUST WHICH STOCKS? As value investors, we would have preferred an even greater drop in stock prices last year. Even the S&P 500's worst year since 1977 and the NASDAQ's worst in history couldn't completely deflate those stocks that were so overvalued to begin with. Of course, the most overvalued stocks saw the biggest declines, in general. Technology stocks with real earnings, like Oracle (which we sold last year after a huge gain) and Cisco are still very much overvalued, according to our discipline.
     Our major purchases in the first few weeks of 2001 are domestic companies that will hopefully prove strong in a weak economy, judging from their unblemished track records over past economic down cycles. While our current full position target is just under 5%, we are taking these companies up to 7% of our net assets, or nearly triple our "half-size" holdings. By meeting our criteria and demonstrating consistent earnings growth even further back, we feel that these best buys show huge long-term potential.

                       ------------------------------------

     MEN'S WEARHOUSE, INC., one of North America's largest specialty retailers of men's business attire, was our largest holding in The Weakest Seven. Its shares suffered a 7% drop for the year, which is fairly mild compared to most other U.S. traded stocks.
     Why am I so excited to buy more? Over two years ago, we took advantage of the market price drop in 1998 among most NASDAQ traded shares to first invest in Men's Wearhouse at about half its current price. At that time, it barely made our value requirement. Within the first year, its price about doubled to even more than we recently paid for them in January, 2001. Most of our Men's Wearhouse shares were sold at these higher prices to reduce risk, as their P/E ratio shot past our maximum. Less than half of our original Men's Wearhouse holding remained at the end of 1999.

     This year, it wasn't a big price drop that gave us a real value opportunity in this high-quality growth company. While the price saw a small decline, the P/E equation has another important component; it varies inversely with earnings. Over the last two years, Men's Wearhouse has more than doubled its operating earnings. Over the past three years, these corporate profits have nearly tripled. For the entire public history, this company has demonstrated that it can grow consistently, with 35 consecutive quarters meeting or exceeding analysts estimates. There has not been even a hint of a down year.
     This year, growth has been relatively slow by historical standards, 24% for the three quarters of the latest year already reported. While they were at the low end of a 24%-45% range of annual growth rates over the last six years, the past quarter did turn up this growth rate a notch.
     Upon our estimated earnings for their new year, just starting, we have paid only eight times earnings for a company which stands head and shoulders above every retailing company I know in quality and financial conservatism. Their outstanding balance sheet strength proves the best-managed retailers can offer value to the consumer, generating enough traffic to produce profit margins necessary for positive cash flow. In fact, their cash has grown 43% during the latest reported twelve months, despite share repurchases and a 26% reduction in long-term debt. This gives them a current ratio of nearly 2.8 to one, and working capital that covers long-term debt almost seven fold. How many retailers do you know that can say that?
     I believe that eventually this company will be recognized by others as the premier retailer that it is, possibly doubling, tripling, or even quadrupling their current 8 P/E. Even if their earnings growth rate slows to 20%-25%, it gives the potential for the stock to rise to 4-9 times what we just paid.

                       ------------------------------------

     POMEROY COMPUTER RESOURCES is another exceptionally strong holding we are adding to. We first invested in this company about the same time, and under similar circumstances, as our initial shares of Men's Wearhouse. Since then, however, it has been a "tale of two stocks."
     We're approximately tripling our holdings in both Pomeroy and Men's Wearhouse in 2001. While Men's Wearhouse is relatively undiscovered by most investors, we were able to fill our need for additional shares more quickly than with Pomeroy. This company is even less recognized, and very thinly traded currently. When we first bought Pomeroy shares over two years ago, it was a good value at less than nine times earnings. Most NASDAQ-traded shares were hit hard at that time, and Pomeroy's share price came down as concern grew over the "Asian Contagion" prospects for earnings of computer-related businesses.
     Even when the cloud lifted over computer and tech stocks that next year, the lack of investor knowledge, combined with an over-cautious skepticism by some, has forced the company to prove themselves to investors over and over again. This past year, Pomeroy's information technology services and consulting business, with its high profit margin, produced even more operating earnings than the company's traditional product reselling business. This was despite a difficult year for most service companies in the aftermath of huge Y2K related spending. This year, we're buying more Pomeroy shares than before, and paying less than six times estimated earnings for the new year.

     Most of the future earnings growth is expected from the professional services division. This operation, with its dynamic growth rate, is now the contributor of most of the corporate profits, thus enjoying the leverage that size can have for their future earnings growth rate.
     Even before professional services became their most important profit source, Pomeroy's operating profit had nearly quadrupled during the latest three reported years. Even if growth slows, despite the leverage of the high margin services divisions earnings, back to the tripling rate of the prior three years, we would still be able to pay up to six times its current price and meet our value criterion.
     It would be easy to justify a P/E multiple of more than twice our maximum, if the company is as successful in maintaining its unblemished record of year-to-year growth. Even if it takes four years to grow their earnings as much as they have over three years in the past, the potential gain for our current addition of Pomeroy shares is huge.
     Just before we began to buy more Pomeroy shares, the company announced that its profit margin came down some during the soon-to-be-reported fourth quarter, and that would cause earnings to be flat when compared with last year's unusually strong fourth quarter. The company believes that this is just a temporary blip, and that earnings will grow in the next quarter. After two plus years of credible guidance by the company, I have reason to be hopeful.
     Interestingly, a spin-off or restructuring of the company into separate professional services and product sales/ installation businesses has been considered. If implemented, it could be a case of the sum of its parts being worth more than the whole, and possibly making the high-end of our potential for Pomeroy appear conservative.

                       ------------------------------------

     Now, for the real news. In January, 2001 we added a brand new domestic holding to our portfolio. Soon, we plan to buy in the U.K., and then Europe, as the U.S. market and interest rate conditions generally lead the British, which in turn leads Europe.
     Our brand new domestic buy for 2001 is STRAYER EDUCATION. This company, through fourteen campuses concentrated in the Washington D.C., Virginia, and Maryland area, offers undergraduate and graduate degree programs. It has increased enrollment and, even more importantly, profits each and every year on public record. It has demonstrated its ability to grow its pre-tax profit by more than 20% each year up until 1999. At that time, its growth rate slowed as they increased their number of campuses by 27% and invested in Strayer Online.
This obviously caused additional cost before these new investments had an opportunity to contribute to profit.

     With over 2,000 students enrolled in Strayer Online, and each of their new campuses now beginning to show a profit before they were scheduled to, the investments made in their last reported year of 1999 are bearing fruit. In the most recently reported quarter, Strayer's earnings rose 40%.
     With this renewed vigorous growth and terrific balance sheet, Strayer has just recently committed $48 million to buy back shares on the open market, possibly seeing value at recent share prices. This anti-dilution could boost earnings by double digits atop growth from operations. Once the $48 million buyback is completed, the remaining cash (as of their latest balance sheet date) is amazingly still more than total liabilities, with not a single cent of debt!
     After deducting their cash from the market price we just paid for Strayer, we paid less than nine times our estimate of earnings for the new year, giving no allowance for the benefit of the share buyback. Even if earnings don't continue their current momentum, only growing 20%-40% a year, they could nearly triple in just four years. A better quality cash and earnings growth business would be hard to find.


              NEXT, READ ABOUT OUR STOCK PURCHASE CRITERIA AND SELL DISCIPLINE.

                   Stock Purchase Criteria and Sell Discipline

     Among the features which set Z-Seven Fund apart are its carefully developed and closely followed seven criteria for stock selection, and its strict sell discipline. The seven criteria were developed by Barry Ziskin to reduce risk in the stock selection process. Thousands of publicly held companies throughout the developed world are analyzed yearly. To provide meaningful examples, we use our biggest investments to illustrate our criteria. This way, we provide new information on our largest positions and, at the same time, bring our criteria to life.

ACCOUNTING  PROCEDURES:  RELIABILITY  AND  CONSERVATISM

     "Companies must not defer operating expenses or prematurely realize revenues and must have an auditor's report on financial statements that is unqualified in all material respects."

     Without the credibility of conservatively reported earnings and balance sheet information, the other criteria would be meaningless. For this reason, we take the time and effort to make the stock selection process as valid as possible through manual analysis.
The average investor can determine the difference between conservatively reported profits for income-tax purposes vs. profits reported to shareholders (book income) by reviewing the income-tax footnote of an annual report (SEE BOX BELOW).
     Tax actually paid is called "current tax." The extra tax, which would have been paid if the company paid taxes using the same accounting practices as used in reporting earnings to the public, is called "deferred tax." Adding the "deferred tax" to the "current tax" gives us the total income tax we see reported to shareholders.

EXAMPLE:     CURRENT  TAX    $ 30  MILLION
             DEFERRED TAX      10  MILLION
                             -------------
             TOTAL  TAX      $ 40  MILLION

     This company actually paid only $30 million of the $40 million of the tax it reported on its income statement.
     In our analysis, we adjust earnings downward to reflect the more conservatively reported figures. Deferred taxes usually are the result of "temporary differences." Different depreciation methods are used by most companies for tax purposes vs. financial reporting. The "accelerated" method used for tax purposes, will show a higher depreciation expense in the earlier years and, therefore, lower earnings. For financial reporting purposes, a straight-line basis is used, resulting in a lower depreciation expense and a higher net income.

     Watch out for differences other than depreciation in recognizing income and expenses that cause deferred taxes to increase consistently year after year. Becoming familiar with the companies' individual accounting practices and their impact on your existing holdings, as well as your prospective investments, is well worth the time involved in learning and applying good common sense to protect your financial assets.
     In some European countries, such as France and Switzerland, the "Pro-visions" note to the "Group Consolidated Balance Sheet" is the only source of deferred-tax information. In Italy and Germany, only a handful of public companies make this disclosure which tells how conservatively earnings are being reported. If this vital data is not available, we simply do not invest in that company.
     As of year-end, our STRATTEC SECURITY CORP. holding was our seventh largest. Strattec's earnings reported to the I.R.S. have averaged in excess of 26% higher than those figures reported to shareholders during eight years on public record. Obviously, they would not be paying this tax unless necessary. So how are earnings reported to the public less than the minimum the I.R.S. will accept? The use of reserves, which are unfortunately not tax deductible, allows a company to be even more conservative in its public reporting of earnings. Although the quality of Strattec's earnings from a conservative accounting standpoint is outstanding, their ability to meet the next criterion (Consistency of Operating Earnings Growth) has just now, after our year-end, come into question. This leading producer of locking and security devices for the major domestic auto manufacturers is seeing a decline in earnings, for the first time on an annual basis since we have owned their shares, due to a slowdown in the production schedules of the "Big Three" U.S. automakers. Consequently, in January, 2001, we immediately responded to Strattec's changing earnings outlook by selling nearly half of our existing holding, at a time when other holdings are being increased in size. As a result, Strattec is no longer even close to being one of our biggest positions, and we are therefore offering an additional example for our Accounting Procedures criterion.

     While post-year-end activity decreased our holding of Strattec, POMEROY COMPUTER RESOURCES, our eighth largest common stock investment at year-end, has since enjoyed a near tripling in size. This was an exciting part of our general reinvestment of cash reserves into equities (See What I Like Now on page 13). As a result of Pomeroy currently becoming one of Z-Seven's largest holdings, it would be an ideal example for any of our criteria so let's see how it stacks up in, what I consider to be, our most important criterion.
     The last year in which "book" (publicly reported to stockholders) earnings were higher than those reported to the I.R.S. was back in 1996, when public earnings were only 1% higher than tax profits. For the past three reported years, Pomeroy's book earnings were less than those declared for income tax purposes. In fact, Pomeroy's negative deferred tax (or prepaid), which we consider to be a very positive factor as it demonstrates the conservatism of reported earnings, has been increasing during these years. It has more than doubled in their latest reported year.

CONSISTENCY  OF  OPERATING  EARNINGS  GROWTH

     "At least 10% growth in adjusted pre-tax income in each of the six most recent years."

     As we search for the best managed companies, WE LOOK FOR COMPANIES THAT HAVE PREDICTABLE EARNINGS GROWTH regardless of changes in the economy, or their particular industry or product area. We only invest in those companies that do well in both prosperous and difficult times.
     With all the publicity about the economic expansion in the U.S. possibly entering a recession, it may be surprising that the S&P 500 Index has suffered three years of down earnings over the latest decade of reported earnings
(1989-1999). By contrast, the companies in our portfolio have averaged approximately one down year during the same period. We believe the consistent strength of corporate earnings growth within our portfolio gives us the potential for good long-term results.

     When we say "growth in adjusted pre-tax income," we mean operating growth after adjusting for non-operating items, such as interest and investment income, foreign currency movements, reserves, and other non-recurring extraordinary items. We also adjust for tax accounting to put each year on comparable and conservative footing.
     We do not adjust for interest expense, which is a cost of doing business, whether for financing inventories or long-term interest on mortgage and public debt (bonds). Management needs to be held accountable for adding debt, along with its costs and risks.
     Many companies appear to have consistent growth due to their planned timing of significant accounting events that have nothing to do with the true operating picture. The extra work we put into the analysis is worth the effort to find companies that are, in fact, the best managed.
     VT HOLDING, our sixth largest common stock holding and lone Scandinavian investment, is proof positive that the son does not always run down the business that his father built. In this case, it is quite the opposite. Laurids A. Jessen, the son of the original owner of a sleepy, cyclically-prone industrial machine shop, has superbly managed this industrial conglomerate. Through a series of opportunistic acquisitions, he has attained an unbroken record of continuous earnings growth during his eleven years at the helm.
     Adjusted for non-operating profits and charges, VT Holding has not only increased pre-tax profit by the necessary 10% for six consecutive years, but by 20% or better each of those years. During the first nine months, VT Holding again achieved substantial growth, lifting profits from ordinary operations by 32% above the prior year's record earnings.
     Like Pomeroy, VT Holding is a bargain priced growth company that we would like to increase our investment in. However, some recent large acquisitions have leveraged their balance sheet beyond our requirement. We hope a combination of operating cash flow and planned divestitures will soon allow their balance sheet to again qualify as a candidate for additional purchase.

STRENGTH  OF  INTERNAL  EARNINGS  GROWTH

     "Adjusted pre-tax income, exclusive of acquisitions and divestitures, must have grown at an annually compounded rate of at least 20% for the most recent six-year period."

     Over a six-year period a company must triple its operating profits to qualify as an investment.
     The criterion for "Accounting Procedures" assures that we have credible reported figures. Our criterion of "Consistency of Operating Earnings Growth" identifies companies with predictable earnings growth regardless of the state of the economy, industry, or product cycle. The criterion "Strength of Internal Earnings Growth" further reduces risk by seeking companies that meet all the criteria, including showing growth at a pace that is tripling their profits over this six-year period.
     Many brokers strive to sell "emerging growth" companies (internet-related and others) based on future earnings expectations, rather than historical results. This substantially increases the investment risk. The losses many investors have suffered at various times in these "emerging growth stocks" bring back painful memories for experienced investors. The new "Internet" crowd seems to have predictably learned their lessons as well during 2000.
     Growth does not necessarily mean increased risk. Quality growth companies can be profitable investments during bull as well as bear markets.
     HOW CAN THERE BE RISK IN CONSISTENT AND SLOW GROWTH? Even if a company meets all the other criteria for quality and value, slow growth is a risk factor that needs to be addressed by the successful investor. The following chart examines two stocks, the average S&P 500 company ("Company Y") and the average Z-Seven Fund holding ("Company Z"). This is a hypothetical example for illustrative purposes only, and should not be considered a representative of past or future performance.

                        "HOW STRONG GROWTH REDUCES RISK"
                    Both stocks are bought at a price of $15
                 (five times current year earnings of $3 a share).


                                    COMPANY Y
     This stock meets all of our criteria except earnings only grow at an average rate of 8%, annually compounded, just as the S&P 500 has from 1989 to 1999. This Company does not move cyclically like the S&P 500, and therefore we will project two consecutive years of earnings growth. It does not hype its earnings the way the average S&P 500 company does, so we will not have to adjust them.
                                    COMPANY Z
     This stock meets all of our criteria with no exceptions. EARNINGS GROWTH AVERAGES 35% ANNUALLY COMPOUNDED, the ten-year average (1989-1999) for the current Z-Seven portfolio. Since it meets all of our criteria, Company Z not only has much stronger growth; it also has consistent growth and conservatively reported earnings. We will also project two straight years of earnings growth in this example.

                       YEAR ONE OF A TWO-YEAR BEAR MARKET:
     Company Y's earnings grow from $3.00 to $3.24 a share and the P/E ratio drops from 5 to 4.

     Company Z's earnings grow from $3.00 to $4.05 a share and the P/E ratio still drops from 5 to 4 despite the strong growth.

                       YEAR TWO OF A TWO-YEAR BEAR MARKET:
     Company Y's earnings only grow from $3.24 to $3.50 per share. Its P/E ratio falls further from 4 to 3 times earnings. This multiplies to a share price of only $10.50 ($3.50 x 3) at the end of the second year.
     A 30% LOSS IN A TWO-YEAR INVESTMENT ($10.50 down from $15) is suffered even though the stock was bought at an undervalued price (five times earnings), the accounting was conservative, and earnings grew consistently. The biggest risk factor in Company Y shares is that earnings growth at the S&P rate of 8% a year is just too slow!
     Meanwhile, Company Z's earnings grow from $4.05 to $5.47 per share. Its P/E ratio will probably hold up better. Still, we will assume that this worst-case scenario bear market shows no mercy, driving even Company Z's P/E ratio from 4 to 3 times earnings. This results in a share price of $16.40 ($5.47 x 3).
     Capital preservation ($16.40 vs. a $15 starting price two years earlier) in Company Z shares, in this worst-case scenario bear market, is the result of reducing risk through value, quality, and 35%, annually compounded, earnings growth!

     Our fifth largest common stock investment is RATHBONE BROTHERS PLC, which has now been in our portfolio nearly four years. Rathbone acts as an investment manager and broker. After two years of 18% annualized growth in 1994 and 1995, Rathbone's growth rate accelerated to 30% in 1996. Furthermore, during the latest three reported years, operating profit growth has averaged 33%. Rathbone's growth has slowed to a 21% increase for the first six months of 2000. Considering the addition of nineteen trust officers during the first six months, better growth rates appear likely for the final six months of the year, and hopefully heading into 2001.

BALANCE  SHEET:  WORKING  CAPITAL

"One of these three conditions must be met: a) 2:1 or better current ratio, b) 1:1 or better quick asset ratio, or c) working capital in excess of market valuation (total shares outstanding times current market price)."

     "Current  ratio"  means  current  assets  divided  by  current liabilities.
"Quick asset ratio" means current assets, excluding inventories, divided by current liabilities. "Working capital" means current assets less current liabilities.
     For a retailer or wholesale distributor, the current ratio is the best measure of working capital since their businesses have high inventory requirements. For a service company, there are no inventories; thus the quick asset ratio should be used. Because different types of businesses have varying needs, we use alternative balance sheet criteria. Still, do not confuse this flexibility with a lack of discipline since most companies do not meet any of our alternative requirements.
     The difference between needs for a company that sells merchandise vs. a service business is well illustrated by JARDINE LLOYD THOMPSON PLC. This British company is our second largest common stock investment and most important foreign holding. It has no inventories (or "stocks," as the British call them), and so all current assets are also quick (cash plus receivables). Jardine has substantial customer receivables, however, which need to be financed through payables. Consequently, they are never likely to enjoy a 2:1 current ratio, but this seems irrelevant for a service business. This was our biggest gainer (see The Strongest Seven on page 33) for the difficult year of 2000; and it never would have been in the portfolio were it not for the flexibility of measuring their working capital according to their quick asset ratio.

     In fact, Jardine Lloyd Thompson has been one of our seven largest holdings for the past five years, and has been rotated from criterion to criterion to the point where it has served as an example for nearly every criterion. Likewise, Rathbone Brothers PLC (this year's example for our Strength of Internal Earnings Growth) is in its fourth consecutive year as an example for various criteria.

BALANCE  SHEET:  CORPORATE  LIQUIDITY

     "Long-term debt must be less than either: a) working capital, b) cash and cash equivalents, or c) latest twelve months' cash flow. 'Cash flow' means net income plus depreciation, amortization, i.e., the difference between revenues and all cash expenses (including taxes)."

     The average S&P 500 company has massive debt (both long-term and short-term) totaling nearly twenty times its working capital.
     While some companies in our portfolio have no debt at all, the total debt including short-term debt (not part of this criterion) of the average Z-Seven stock is only half its working capital.
     BREWIN DOLPHIN, our fourth largest common stock holding, is a growing investment manager based in Britain that has no interest-bearing debt and a growing cash pile. As of their Sept. 30, 2000 balance sheet, Brewin's working capital, all liquid since this service business has no inventories, increased 39% in the recently ended 2000 fiscal year, as reported. As adjusted for nearly 6 million in investments shown apart from current assets, their working capital actually soared about 70%, all without the use of any long-term debt.

PRICE/EARNINGS  MULTIPLE  AND  OWNER  DIVERSIFICATION

     "Shares must sell for less than 10 times our estimated earnings per share for the current fiscal year."

       "Less than 10% of outstanding shares must be held by investment companies other than Z-Seven."

     The "Price/Earnings Multiple and Ownership Diversification" criteria are discussed together because greater institutional buying results in a higher price/earnings multiple, while the opposite is true when institutions sell. Institutional ownership data is now more available than it had been in the past. The "Price/Earnings Multiple" criterion is the more relevant of the two requirements. The following examples will therefore focus only on value, using the price/earnings ratio.
     In periods of general undervaluation in the marketplace, a greater number of stocks meet all seven criteria since more stocks sell for under ten times earnings. The opposite has held true during a period of general overvaluation. Even after such a difficult year as 2000 was, large-capitalization stocks are clearly overvalued in today's market through nearly any measure of historical perspective. This is even true for high-techs, which recently suffered the most.
     As examples of our "Price/Earnings Multiple" (value: price/earnings under ten) criterion, we are using two of our biggest high-tech common stock investments that remained after our selling program early in 2000.
     Z-Seven's largest portfolio holding is TECHNITROL, a leading producer of electronic magnetic components for manufacturers of Internet telecommunication and computer equipment. This company has just reported its ninth consecutive year of growth in operating earnings. Even in 1998 and 1999, when electronic component manufacturers had considerable difficulty competing with Asian manufacturers after a dramatic shift in currency exchange rates that caused near-recessionary dislocations to the industry (due to the Asian Contagion), Technitrol was still one of the few high-tech component manufacturers to achieve two consecutive years of growth.
     As high-tech electronic component manufacturing faces a new year of challenging conditions, Technitrol is publicly predicting another year of growth in revenues, profit margins and earnings. The company recently reported that it has more than doubled its earnings from the prior year. Moreover, it was their tenth consecutive quarter of sequential growth. The year 2000 was the fourth time in the past seven years that Technitrol's growth rate in operating earnings has exceeded 50% year to year. Three out of these four years have resulted in a more than doubling of the prior year's earnings.

     How do they do it? The two central themes are product innovation and expense control. While not exactly unique concepts, my best analysis is that Technitrol simply executes these themes better than most others. This is precisely how any business should be run: a futuristic vision of new products needed in the marketplace, and a conservative, belt-tight approach toward expanding overhead and increasing profit margins.
     In addition to surging demand for their existing products, particularly the Pulse line of electromagnetic components, Technitrol's C.E.O. recently (October, 2000) stated, "we expect to develop a significant and growing revenue stream - separate from Pulse - from our build-to-print power magnetics business within a year." He also added that they "continue to evaluate several potentially attractive strategic acquisition opportunities."
     Technitrol appears poised to benefit from new internally-developed products as well as potentially earnings-enhancing acquisitions; a cheap stock price and a rapidly expanding cash pile argue against any potentially dilutive acquisitions.
     Even if its growth rate moderates a little in the coming year, its shares still are trading at less than seven times our estimated earnings for 2001. When deducting its excess cash (cash minus debt) per share from its market price, this remarkably strong company is at present being valued by the stock market at around six times our estimate of 2001 earnings.
     If you compare these multiples with similar companies of your choice, even though Technitrol's share price increased 85% this year and more than doubled over the past two years (adjusted for a 2-for-1 stock split), I think you would find that it is not just quite the growth company, but quite the bargain, as well.

     ROXBORO GROUP PLC, our small-cap British example, and third largest common stock position, was still an excellent value after a stock price increase of 35% in the difficult year of 2000, at about 8 times our estimated earnings for the current year. Roxboro is unrecognized and considered potentially cyclical because they manufacture temperature measurement instruments that are sold to aerospace customers. The company's opto-electronic products division (Dialight), however, is growing so rapidly, it now contributes most of Roxboro's earnings and is primarily responsible for their 38% growth in operating profits during the first six months. Roxboro is a true high-tech, high-growth company that has never had a down year on public record. This is especially true for its rapidly growing U.S. subsidiary, Dialight, where operating profits soared 60% during the latest six months alone.
     There is plenty of value in Z-Seven's portfolio besides Technitrol and Roxboro. According to our earnings estimates, Z-Seven's average P/E ratio is just 4 times our estimate of 2000 earnings.
     By sharp contrast, the S&P 500 companies (index at year-end 2000 was 1320.28) had a P/E ratio of twenty-two times the $59.50 estimate of 2001 earnings reported in Investor Weekly, 1/31/2001 by Prudential Securities. THE CURRENT P/E MULTIPLE OF 4 FOR Z-SEVEN'S PORTFOLIO OFFERS OUTSTANDING VALUE AT A 78% DISCOUNT to the S&P 500 P/E multiple of 22.
     Over the last ten years, the companies in Z-Seven's current portfolio have increased their earnings at a 35% rate, annually compounded, which is in excess of four times the 8% growth rate for S&P 500 earnings.

     WHAT ABOUT Z-SEVEN'S PREMIUM TO NET ASSET VALUE? At year-end, buying Z-Seven shares meant paying a premium of 4.8% over net asset value. Taking our portfolio companies' conservative tax-adjusted earnings and net cash adjusted price/earnings multiples in consideration, (and doing likewise for the S&P 500 companies), means that paying a 4.8% premium on Z-Seven's net asset value can be a bargain! Especially IF YOU HAVE TO PAY OVER 6 TIMES the S&P 500 companies' book value (net asset value) to buy the S&P 500, which means paying a premium of 559%.

SELL  DISCIPLINE:  BASED  UPON  THE
SAME  COMMON  SENSE  CRITERIA  AS
FOR  STOCK  SELECTION

     Investors often comment that portfolio managers and analysts have many reasons for purchasing shares in a company and never deal with the terms of selling. Not being disciplined in when to sell can be even more dangerous than leaving buy decisions to chance and emotion. During a year of mostly risk reduction, wherein cash was set aside for later reinvestment, it is especially important to discuss what stocks were sold and why.
Our stock selection criteria are designed to minimize investment mistakes by not repeating them. This is a concept that has been the guiding principle for Barry Ziskin as a money manager.
     There are seven events that will cause us to IMMEDIATELY REDUCE OR ELIMINATE shares from our portfolio:

     1. ANY BREACH OF OUR "ACCOUNTING PROCEDURES" CRITERION. Once the company begins to hype their reported figures, or stops disclosing enough information to make a determination as to how conservatively earnings are reported, it has removed the most important foundation upon which reasonable analysis can be built. We rarely find this rule breached, as most companies which have once met this most important criterion continue to do so.
     While other criteria may cease to be met without having to sell the entire holding, the "Accounting Procedures: Reliability and Conservatism" criterion is the foundation upon which the quality, growth, and value characteristics we seek are based.

     2. THE BREACH OF OUR "CONSISTENCY OF OPERATING EARNINGS GROWTH" CRITERION WILL ALSO RESULT IN IMMEDIATE ELIMINATION OF OUR HOLDING unless we see good reason to expect this breach, whether realized or anticipated, to be minor or short-term in nature. We look for early warning signs so that, if necessary, we may try to sell the shares before the bad news is out, and the price drops.

     A long-term change in our companies' profitability and growth happens infrequently; so, like our first rule for immediate elimination, we rarely need to implement it. More often than not, if one of our companies is slowed down by a recession, or simply has unusually high profits to compare against, it represents a temporary flattening out or "blip" in an otherwise excellent long-term growth record. These companies tend to quickly return to their successful performance. Therefore, it is our desire to maintain smaller positions in these companies.
     We still take immediate and prudent risk-reduction action even in these cases. In those markets benefiting from lower interest rates, we reduce most of our exposure by cutting back these investments to just one third of our targeted position size for stocks that continue to meet all the purchase criteria.
     Why do we not just sell them immediately and reinvest all of the proceeds into those stocks that continue to meet all of the criteria? Most often, alarm bells do not ring! We, of course, look for warnings: substantial unloading of shares by key officers; disconcerting conversations with management and others in its industry; new inexperienced operating management replacing successful key people; as well as a multitude of other signs. Unfortunately, by the time we are aware that there will be an interruption in a company's growth pattern, the market price of its shares and the lack of buyers in some thinly traded issues does not offer the seller a real opportunity. In many instances, the stock is at a bargain price due to an overreaction by the market. This most often occurs in bear markets and during recessions, when panic runs rampant.

     3. THE BREACHING OF OUR "CONSISTENCY OF OPERATING EARNINGS GROWTH" CRITERION CAN RESULT IN ELIMINATION OF THE POSITION IN ITS ENTIRETY WHEN THE COMPANY'S MANAGEMENT LOSES CREDIBILITY. The position will be sold when reported results are significantly worse than we were led to believe. We can make no reasonable determination of long-term growth potential if we are misinformed by the company in the short-term. Following this rule has saved us money several times over the years, and continued to in 2000.

     4. THE BREACHING OF OUR "BALANCE SHEET: WORKING CAPITAL" CRITERION WILL RESULT IN THE ELIMINATION OF THE INVESTMENT IN THAT COMPANY IF NEGATIVE WORKING CAPITAL IS REPORTED. This rule, while it is important, has very rarely been implemented. A nominal (non-deficit) breach in our working capital criterion due to the seasonal nature of some businesses, or temporary shifts between short-term and long-term debt, is not a serious worry, as long as our other criteria are met. Still, the nominal breach requires the immediate reduction of our exposure to risk by selling the position to one half of the targeted size for stocks that meet all our other criteria.

     5. RESTRICTIVE MONETARY POLICIES AND EARLY WARNING SIGNS TO FUTURE STOCK PRICES PROVIDED BY DIVERGENT TRENDS IN MAJOR STOCK MARKET INDICES VS. INDIVIDUAL STOCKS (THE BROAD MARKET) REQUIRES US TO ELIMINATE HOLDINGS WHICH HAVE EVEN A SLIGHT INTERRUPTION IN ANNUAL OPERATING EARNINGS GROWTH CONSISTENCY.
     As we explained under "Sell Discipline" criterion #2, an inconsistency in operating earnings growth results in a reduction to a one-third position. The remaining position will be completely sold, if both monetary policies and divergent market trends are negative. It would take these companies six years to requalify regardless of their ability to resume continuous growth in operating profits. In certain cases, minimal positions are kept in deeply undervalued holdings, awaiting better valuation opportunities, even while interest rates are rising.

     6.  WHEN  NEGATIVE  MONETARY  AND  DIVERGENT  TREND  SIGNALS  PERSIST,  WE
ELIMINATE ALL REMAINING INVESTMENTS THAT NO LONGER MEET THE PURCHASE REQUIREMENTS. ALL THOSE CONTINUING TO MEET ALL PURCHASE CRITERIA REMAIN IN OUR PORTFOLIO AS VALUABLE LONG-TERM INVESTMENTS REGARDLESS OF GENERAL ECONOMIC AND STOCK MARKET FACTORS.
     This selling discipline was particularly relevant during 2000. Normally, companies that are well above our buying price, but still continue to show consistent operating earnings growth, are reduced to one-half positions. However, during last year's environment of credit tightening with higher interest rates and the negative divergent market trends continuing to exist, we eliminated those significant holdings that no longer meet all our purchase criteria.

     In early 2000, we eliminated seven holdings in growth stocks as discipline #6 caused us to realize our profits after their soaring P/Es caused our valuation requirement to be greatly exceeded. Five of the seven eliminated were high-technology domestic stocks traded on the NASDAQ (Oracle Systems, AVT Corp., Plexus, Kronos, and Synopsys). Before the year was over, we found an even better price opportunity than existed in January to also sell Avocent (f/k/a Cybex Computer before merger with Apex) and took advantage of the opportunity. The NASDAQ Composite finished the year with its worst annual decline in its entire history!

     7. SOMETIMES WE HAVE NO CHOICE! IN THE EVENT OF A TAKEOVER OR GOING-PRIVATE TRANSACTION, OUR DESIRED LONG-TERM HOLDING PERIOD FOR WELL-MANAGED COMPANIES, WHICH CONTINUE TO MEET ALL OF OUR CRITERIA, IS CUT SHORT.
     The high quality growth companies in Z-Seven's portfolio are attractive for potential acquisitions. The companies that meet our stringent criteria for consistency and magnitude of earnings growth, working capital, corporate liquidity, and accounting procedures, are the very best publicly owned businesses we can find. When the shares of some of these companies are trading at less than ten times current year earnings, potential acquirers may also take notice. In addition, these values may stimulate insiders to take over the company in a management buy-out.


              NEXT, READ ABOUT THE SEVEN STRONGEST AND THE SEVEN WEAKEST STOCKS.

     The Seven Strongest & The Seven Weakest

     In this section, we will discuss our Strongest Seven, the portfolio's top seven gainers in percent return, ranked from the largest investment holding to the smallest. This will be followed by a discussion of the seven lowest performing stocks, our Weakest Seven, in the same order. In keeping with our commitment to long-term analysis, we will continue to include only holdings that have been in the portfolio for the entire year. All calculations are made in local currencies.


================================================================================
                               THE STRONGEST SEVEN

     The year of 2000 brought with it a great number of challenging circumstances, with its extremes in over and under valuations. Before beginning with the year's best (in order of investment size), I would like to take my hat off to the fine year the majority of our largest holdings had as the NASDAQ Composite Index lost more than in any other year in its history.

                              1.  TECHNITROL, INC.
                                  ----------------
     Starting with our largest investment, Technitrol is a domestic electronics components manufacturer. While it is listed on the New York Stock Exchange, its volatile shares usually traded in tandem with the high-tech NASDAQ Composite throughout the year. Nonetheless, it scored an 85% gain in 2000. The company's stock price has soared 154% (adjusted for a recent 2-for-1 stock split) since our first purchase in December of 1997, and has enjoyed accelerating earnings growth.

                           2.  JARDINE LLOYD THOMPSON
                               ----------------------
                                    GROUP PLC
                                   ----------
     Jardine Lloyd Thompson not only made the Strongest Seven; it is our best performing stock for the year. This successful British wholesale insurance broker is our largest U.K. investment, and the second largest common stock in the portfolio. Its share price almost doubled during 2000, which was not exactly the best year for British investments. Still, our U.K. holdings performed admirably, all gaining during this difficult year with the exception of our smallest British position, Abbeycrest. JLT's share price has nearly tripled since we purchased the company in 1995's fourth quarter. As outlined in our buying discipline, we increased our JLT position to a double size a little over two years ago when it traded below the company's net cash (less debt) per share. Since then, earnings growth continues steady. Most of its nearly tripled price gain is attributable to its industry grouping no longer being out of favor in the market. We have sold a little JLT along the way up, due to the risk of its price no longer being below its cash; yet, it is still an excellent value.

                              3.  ROXBORO GROUP PLC
                                  -----------------
     This holding started out in our portfolio in September of 1998, and we are still shareholders in a growth company with excellent prospects. Strong earnings have helped the company's shares rise about 35% during 2000, our third highest gain among our Strongest Seven. This British engineering group, which is a dominant technologically advanced systems and devices manufacturer for certain niche industrial and aerospace markets, is also our third largest investment. In fact, all three of our largest holdings were also the three biggest gainers this year. Roxboro's share price has now gained 91% in the 2 years since we first purchased them.

                                 4.  VT HOLDING
                                     ----------
     Our next largest holding among this group of performers, VT Holding, rose 21% in 2000. While this gain is usually not much to get excited about, it was certainly not the norm for this past year. It still seems undervalued, as earnings growth is at an even better pace. If not for debt taken on recently, we'd be adding further to VT. This is a company, much like Roxboro, that has grown into a multi-niched industrial powerhouse through several well-managed acquisitions. As they are currently disposing of certain divisions which no longer fit their long-term directions, their balance sheet could regain its strength shown when we first bought the shares a little over 2 years ago. Since that time, the share price has gained 65%.

                               5.  QUIKSILVER INC.
                                   ---------------
     Quiksilver is another beneficiary of good earnings during a period when branded apparel companies, like Nautica (former holding) and Tommy Hilfiger, are having problems. Quiksilver has proven itself to be the exception with solid earnings growth and a stock price gain of 25% in a year that was difficult for most domestic small-cap stocks. Z-Seven's first go around with Quiksilver was during the 1980s. This was followed by a rather difficult time for the company during the early 1990s. We have been holding our current shares for two years, during which Quiksilver has been overall rather flat. While we are hoping for strong performance this second time around, we are keeping risk in check by minimizing our investment to just a half-sized position.

                                  6.  NOVARTIS
                                      --------
                              7.  LINDT & SPRUNGLI
                                  ----------------
     Our smallest two holdings among the Strongest Seven are both Swiss consumer goods companies, and are being discussed together. After having profited on varying positions in both of these investments for a good number of years (8 for Novartis and 7 for Lindt), they are both outside our buy range and slowing their earnings growth. They may well be an eventual source of funds for newer purchases. Currently, our cash reserves are adequate, and we continue to enjoy the positive and defensive performance of Novartis and Lindt, being up 23% and 22%, respectively, in this difficult past year. Long term, Novartis may reaccelerate its growth rate in earnings, given the expected success of its new, and amazingly effective, cancer-fighting drug. Lindt looks forward to greater export business to help generate better earnings, particularly in North America, where its normally dominant position within the premium chocolate market is still in its infancy. The shares of Novartis we currently still hold (acquired in July, 1993) have more than quadrupled in value. Our Lindt shares, purchased in December, 1993, have more than doubled.


================================================================================
                                THE WEAKEST SEVEN

     The following stocks were our portfolio's weakest performers for 2000. Again, we will be discussing them in order of size within our portfolio, and only those held for the entire year.

                          1.  THE MEN'S WEARHOUSE, INC.
                              -------------------------
     Men's Wearhouse Inc., our 10th largest common stock holding at year-end, declined 7% in the difficult stock market of 2000. Still, its stock price has nearly doubled since we first bought the shares, when the stock market decline of 1998 gave us an excellent opportunity at the bargain price we require. After an immediate rebound in the stock market in general, and Men's Wearhouse in particular, its P/E multiple no longer met our value requirement for purchase. Consequently, about 43% of our holding was sold in 1998 and 1999 at substantial profits.

     The big news on Men's Wearhouse is that we took advantage of the 2000 drop in price, and added to our holding in January of 2001. This is discussed in greater detail in this year's special section, What I Like Now on page 13.

                                2.  HUGHES SUPPLY
                                    -------------
     Hughes Supply, a diversified wholesale distributor of construction materials, equipment, and supplies, accounted for approximately 1 % of our net assets at year-end. As a result of the unusually long period of economic growth during the 90s, we've been concerned that not as many companies that meet our Consistency of Operating Earnings Growth criterion have been tested as well as they have in the past. As a result, when companies like Hughes Supply, Quiksilver, or Barrett Development have had at least a year or two of terrible earnings (sometimes no earnings at all), before the six-year period of analysis, we have been taking only a half-sized investment, as it relates to our standard targeted position sizes at the time. While our experiences, thus far, with Quiksilver and Barratt are positive, Hughes Supply is now getting caught up in price wars, particularly in those geographic regions where competitors are moving in and aggressively pricing. We have strong hopes that our Hughes stock will eventually be successful. Its stock price, down about 17% in 2000, is an even better bargain now than it was 1 years ago when we first bought them; that is, if they can return earnings to a growth cycle after being stalled at the current time. As my late father used to say, "'IF' is a mighty big word for just two letters."


                          3.  INSIGHT ENTERPRISES, INC.
                              -------------------------
     Insight, a marketer of computers and related products based here in Arizona, has greatly impressed us over the nearly four years we have owned them. We think of it as a forward-thinking growth company with an entrepreneurial spirit. The stock price, on the other hand, does not reflect the consistent success of the company. Despite efforts to make their shares less volatile, through consistent earnings growth performance and frequent stock splits, the stock appears to be as volatile today as it was when we first bought it. It is not unusual to see these shares get cut in half, over a short period, while its earnings are way up (sometimes nearly doubling over the same period). While the big slide in technology and computer stocks on the NASDAQ hit Insight hard, with a 34% decline in 2000, our shares are still more than triple what we paid less than four years ago. We sold most of our Insight shares the first two years we owned them, as the price quickly rose to exceed our P/E multiple criterion maximum. We have been considering adding to our Insight holding, as we have to our Men's Wearhouse investment; however, the price is now bounding up beyond what we can pay according to our buy criteria.

                            4.  WESTFAIR FOODS, LTD.
                                --------------------
                          5.  BALLANTYNE OF OMAHA, INC.
                              -------------------------
                               6.  ABBEYCREST PLC
                                   --------------
                              7.  DAY RUNNER, INC.
                                  ----------------
     Westfair, Ballantyne, Abbeycrest, and Day Runner are so small within our portfolio, accounting for much less than 1% combined of Z-Seven's net assets, that they are being discussed together. These companies span three countries and have varying forces causing their poor performance. Losses range from Abbeyrest's drop of 18% in price (not including a generous dividend from this leading British manufacturer of gold jewelry) to a 98% drop (adjusted for a 1 for 5 reverse split) in Day Runner, a leading U.S. maker of paper-based planners and organizers. Interestingly, only Ballantyne of Omaha is currently showing a loss in operating earnings. Even Day Runner, which had a loss in its June 2000 Fourth Quarter, began its fiscal 2001 back in the black. All four are extraordinarily undervalued and, while it's embarrassing to show the loss on these that went sour this year, it would be adding insult to injury to give away our shares at such ridiculously poor prices. Given better opportunities, they will eventually be sold in favor of investing the money in the best long-term growth stocks we can find. Currently, our cash rich portfolio is already financing new investments without the need for the paltry cash we would receive if we were to sell any or all of these four tiny holdings at, what I believe to be, the lows. If I'm wrong on any of these, at this point there's not much to lose; however, in my opinion, the recovery potential on each of them is huge.


       FOR INFORMATION ON OUR LARGEST HOLDINGS, SEE THE TABLE ON THE NEXT PAGE.

                      Performance and Financial Information

     For performance, earnings growth, and balance sheet statistics on our twelve largest investments (comprising 85% of our common stock market value), we have put together the following table for your convenience:

                                    EARNINGS GROWTH       CURRENT BALANCE SHEET
                                    (1989-1999)(a)            Total Debt
                                  # of        Annually   (long-and short-term)
                                  Down       Compounded         as % of                     SHARE PRICE
                                 Years        Earnings          Working           Year End    Year End    %
                              for Earnings  Growth Rate         Capital           1999 (f)        2000  Change
                              ------------  -----------  --------------------  -----------  ----------  ------
 1. Technitrol                       1         + 32%                   25%        22.25       41.13       +85
 2. Jardine Lloyd Thompson           0         + 26%                    2%        245.5(d)    483.5(d)    +97
 3. Roxboro Group PLC                0 (c)     + 27%                   93%        253.5(d)    341.5(d)    +35
 4. Brewin Dolphin                   1         + 94%                NO DEBT !     181.5(d)    197.5(d)     +9
 5. Rathbone Bros. PLC               0         + 26%                NO DEBT !     920.0(d)    956.0(d)     +4
 6. VT Holding                       1         + 48%                  220%        280.0(e)    340.0(e)    +21
 7. Strattec Security                2 (b)     + 24%                NO DEBT !     32.38       31.00        -4
 8. Pomeroy Computer                 0         + 43%                   83%        13.25       15.25       +15
 9. Quiksilver                       2         + 12%                   55%        15.50       19.38       +25
10. Men's Wearhouse                  0         + 36%                   16%        29.38       27.25        -7
11. National Dentex                  0         + 32%                NO DEBT !     16.75       19.63       +17
12. Barratt Development              1         + 17%                    9%        282.0(d)    297.0(d)     +5

Z-SEVEN WEIGHTED AVERAGE             1         + 35%                   51%                                 19%
(Total Portfolio)

S&P 500 STOCK INDEX                  3         +  8%                1,972%       1,469.25   1,320.28     -10%

(a)     Companies  which  have  fiscal  years  already  reported  for  2000  have  been  updated to  1990-2000 information.
(b)     1991  was  first  reported  year.
(c)     1990  was  first  reported  year.
(d)     Prices  in  British  pence  (.01  pound  sterling)  per  share.
(e)     Prices  in  Danish  Kroner.
(f)     Prices  in  1999  are adjusted to reflect the impact of stock splits occurring in 2000.

                                Past Performance

The following is an historical look at our portfolio's performance, year by year, through the 1990s. Portfolio returns are calculated after deducting commissions, but do not reflect expenses charged at the Fund level. Returns on an investment in the Fund will also vary from these returns based on the market value of the Fund's shares.

PERFORMANCE  IN  1999

     In 1999, an upturn in interest rates and poor broad market conditions were serious concerns. In accordance with our selling discipline, negative monetary conditions and broad market divergent behavior (vs. popular market indices) prompted precautionary measures and a significant selling program. In a year when the majority of stocks listed on the Nasdaq and U.S. Exchanges were down in price, Z-Seven's investment portfolio dipped 2%. Considering that the environment was not particularly forgiving to small-cap growth funds or earnings disappointments, our flat year represented a significant achievement.

PERFORMANCE  IN  1998

     The year of 1998 was quite a roller coaster for stocks. The ride went up in the beginning, and by mid-April our portfolio had already gained 17%. The big drop came in late July and throughout August, wherein nothing was spared. The Russell 2000 Index of secondary stocks declined 38% from its peak in the spring, while our portfolio suffered a 33% drop from the spring high through the bottom on October 8, 1998. Thanks to the recovery of stock markets in which we were invested, although still hindered by secondary shares being out of favor, Z-Seven's investment portfolio finished the year with a positive return of 9%. While it may not appear that significant, this advance in a year that saw the Russell 2000 Index down by nearly 4% seems noteworthy to us.

PERFORMANCE  IN  1997

     During the year, the Fund reduced exposure to troublesome monetary and broad market conditions in the U.K. by eliminating many British holdings that no longer met the criteria. Most of the new investments made in 1997 were domestic small caps, and gave us a well-diversified portfolio. Z-Seven's fourteenth year closed with a 21% annual return on our investment portfolio in a market that greatly favored blue-chip stocks and bonds.

PERFORMANCE  IN  1996

     This year was a landmark period for U.S. and European markets, with record highs and a volatile environment for specific stock sectors. While the mature bull market of this year saw prices driven by expectations, our approach focused on long-term growth investing designed to avoid chasing after the latest market trends. Z-Seven's thirteenth year closed with an 18% annual return on our investment portfolio, which was dominated by U.K. and Western European stocks.

PERFORMANCE  IN  1995

     Our 1995 portfolio was primarily invested in the U.K. and Western Europe, and increased each and every quarter along with our net asset value. Out of 98 World Equity Funds, Z-Seven was ranked #1 by Lipper Analytical Services for that year (as reported in January 1, 1996 Barron's), despite holding substantial cash reserves as U.K. interest rates were rising for a large portion of 1995. Our Fund's twelfth year closed with better than 32% growth in our investment portfolio.

PERFORMANCE  IN  1994

     We started 1994 with nearly 22% in domestic holdings, and by the close held only 2% in the U.S. We accomplished the feat of not losing money during that year, while most comparable funds were not nearly so fortunate. All in all, Z-Seven's eleventh year closed with better than 1% growth in our investment portfolio.

PERFORMANCE  IN  1993

     Europe battled against a recession in 1993 with low interest rates. This created a positive environment for the European markets, which represented nearly 80% of Z-Seven's holdings. Our investment portfolio and per share net asset value grew for all four quarters of 1993. Our Fund's tenth year closed with 19% growth in our investment portfolio.

PERFORMANCE  IN  1992

     In 1992, European secondary issues, which made up nearly 80% of our portfolio, suffered a severe blow when Denmark voted against the Maastricht Treaty (designed to stabilize economic and political relationships in the European community). This caused a five-month decline in the market prices of most European investments in our portfolio. Our ninth year as a public company was our least productive, with a more than 12% loss in our portfolio.

PERFORMANCE  IN  1991

     The year of 1991 brought wonderful news to our portfolio. About two thirds of our investments were invested in the U.K. Z-Seven Fund was the performance leader for that year among all closed-end and open-end funds invested primarily in Europe. Our eighth year as a public company was our most productive, with a 54% gain in our portfolio.

PERFORMANCE  IN  1990

While we were excited with the returns in 1991, it was the defensive performance in the bear-market year of 1990 that we are most pleased with. By the end of 1990, our search for exceptional value gave us a portfolio invested 67% in the U.K. and Western Europe, and 28% in the U.S. In a very difficult year for markets around the world, the Fund was able to minimize portfolio losses to just over 5%. Relative to other closed-end funds invested primarily in Europe, Z-Seven was the performance leader at year-end, based on market value.

                          Special Feature Of The Fund

BONUS/PENALTY  PERFORMANCE  INCENTIVE

     Z-Seven's net asset value performance (after expenses) must exceed the S&P 500 by ten percentage points (as an example: 15% for Z-Seven vs. 5% for the S&P
500) for the Adviser to earn a minimum quarterly bonus of one quarter of one percent.
     This unique bonus/penalty arrangement between Z-Seven and its Adviser is not just theoretical. It is one resulting in actual payments to or by Z-Seven's Adviser. For example, in 1999, domestic small-cap and micro-cap stocks underperformed, and were undervalued, compared to U.S. blue-chip stocks. This comparison to the blue-chip S&P 500 resulted in the Adviser paying penalties to the Fund in excess of $500,000.
     During the last three quarters, there has not been a bonus or penalty required. Z-Seven's net asset value performance beat the S&P 500 for the year of 2000, but not enough for the adviser to earn a bonus.
     The performance arrangement compares Z-Seven's net asset value (even after all ordinary expenses) vs. an expense-free S&P 500 for the latest 12-month period.

Special  bonus/penalty  incentive:

Trailing 12 months               Quarterly
Percentage Point Difference  Bonus/Penalty
---------------------------  -------------

   0 to 9.9                             0%
 10 to 14.9                           1/4%
 15 to 19.9                           3/8%
 20 to 24.9                           1/2%
 25 to 29.9                           5/8%
 30 to 34.9                           3/4%
 35 to 39.9                           7/8%
 40 to 44.9                             1%
 45 to 49.9                         1 1/8%
 50 to 54.9                         1 1/4%
 55 to 59.9                         1 3/8%
 60 to 64.9                         1 1/2%
 65 to 69.9                         1 5/8%
 70 to 74.9                         1 3/4%
 75 to 79.9                         1 7/8%
 80 to 84.9                             2%
 85 to 89.9                         2 1/8%
 90 to 94.9                         2 1/4%
 95 to 99.9                         2 3/8%
100 or more                         2 1/2%

                       Investment Objectives and Policies

     The investment objective of the Fund is long-term capital appreciation through investment in quality growth companies whose shares are undervalued.

FOREIGN  SECURITIES

     The Fund may invest up to 100% of its total asset value in securities of foreign issuers. Only developed markets, not emerging markets, are considered safe for our global diversification. As a result, in our own Western Hemisphere, we invest in the U.S. and Canada only (not in Latin America). In Europe, we invest only in Western and Northern nations, not in Eastern countries. In the Pacific, we have only invested in Japan and Australia. We do not invest in Africa or Asia (other than Japan).

OPTIONS  ON  STOCK  INDEX  FUTURES

     The Fund may consider from time to time the purchase and sale of call and put options on stock index futures traded on U.S. or foreign stock exchanges as an alternative method of hedging market fluctuations. Purchases and sales of options will also be made to close out open option positions.
The Fund's Board of Directors has approved these special investment techniques as an alternative means of protecting the portfolio when, in the Adviser's opinion, such hedging transactions may reduce risk in anticipation of adverse price movements.
     Due to the risk factors stated in selling discipline #6, we reduced risk last year in the portfolio by selling stocks no longer meeting our criteria. In order to protect the bargains that remained in the portfolio from general market decline, we hedged this risk by holding put options on the S&P 500, and the NASDAQ 100 Indices that are considered among the more liquidly traded options.
     During the fourth quarter of 2000, we prepared to reinvest our cash. To hedge against the possible opportunity cost of holding so much cash, we have held call options on these same indices.

FOREIGN  CURRENCY  CONTRACTS
     The Fund currently engages in hedging as a means of risk protection against losses due to adverse currency fluctuations. To this extent, the Fund engages in transactions using forward currency exchange contracts. Since there is no initial payment or any cash payments on daily mark-to-markets using foreign currency contracts, this hedging method gives the Fund the ability to invest all of its assets in common stocks.

                               General Information

THE  FUND

     Z-Seven Fund, Inc. is a non-diversified, closed-end management investment company whose shares trade on the Nasdaq National Market System and on the Pacific Exchange.
     The Fund is managed by TOP Fund Management, Inc., (the Adviser), whose president is Mr. Barry Ziskin.

SHAREHOLDER  INFORMATION

published each Monday in Barron's and The Wall Street Journal. For a current quote of the stock price, shareholders can contact any brokerage house, or contact the Fund directly for prices and latest net asset value.
Very often shares can be bought or sold for a more advantageous price on either (but not both) of the markets. Be sure to get quotes on both the ZSEV (Nasdaq) and ZSE (Pacific) before you place your order.

REINVESTMENT  OF  DIVIDENDS  AND  CAPITAL  GAINS

     A dividend and capital gains reinvestment program is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. Shareholders who wish to participate in the program and have physical possession of their share certificates (holders of record) should contact Wells Fargo Bank Minnesota, Shareowner Services, our Transfer Agent, at (800) 468-9716.
     Shareholders who do not have physical possession of their share certificates (street name) should call their broker or custodian.
     Deemed distributions of taxes we pay on long-term capital gains are not part of this plan.

SHARE  REPURCHASES

     Notice is hereby given, in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, at market prices, from time to time, shares of its common stock in the open market.
     Please,  see  "Share  Repurchases"  on  page  7  of  the  Letter  to  Our
Shareholders.

Z-Seven  Fund,  Inc.
SCHEDULE  OF INVESTMENTS
at December 31, 2000

--------------------------------------------------------------------
  Investment Securities(a)                                     Value
--------------------------------------------------------------------
Common Stocks                                    Shares
--------------------------------------------------------------------

APPAREL & ACCESSORIES  -  2.2%
 Abbeycrest Plc                                  10,000   $   14,704
 Quiksilver, Inc. (b)                            15,150      293,531
                                                          ----------
                                                             308,235
                                                          ----------

AUTOMOTIVE TRANSPORTATION  -  3.0%
 Strattec Security Corporation (b)               13,600      421,600
                                                          ----------
                                                             421,600
                                                          ----------

BUILDING & MATERIALS  -  4.5%
 Barratt Developments Plc                        53,000      234,981
 Hughes Supply                                   12,200      218,868
 NCI Building Systems, Inc. (b)                   9,400      176,837
                                                          ----------
                                                             630,686
                                                          ----------

COMPUTER & RELATED  -  3.4%
 Insight Enterprises, Inc. (b)                    9,280      166,460
 Pomeroy Comp. Resources, Inc. (b)               19,900      303,475
                                                          ----------
                                                             469,935
                                                          ----------

CONSUMER PRODUCTS (OTHER)  -  1.1%
 Ballantyne of Omaha, Inc. (b)                   50,505       19,192
 Day Runner, Inc. (b)                             3,360        1,050
 Lindt & Sprungli AG                                230      132,824
                                                          ----------
                                                             153,066
                                                          ----------

ELECTRICAL & ELECTRONICS  -  11.2%
 Roxboro Group Plc                              100,500      512,339
 Technitrol, Inc.                                25,200    1,036,350
                                                          ----------
                                                           1,548,689
                                                          ----------

--------------------------------------------------------------------
  Investment Securities(a)                                     Value
--------------------------------------------------------------------
Common Stocks                                    Shares
--------------------------------------------------------------------
FINANCIAL SERVICES  -  13.6%
 Brewin Dolphin                                 172,500   $  508,582
 Jardine Lloyd Thompson Group Plc               125,600      906,543
 Rathbone Brothers Plc                           33,000      470,950
                                                          ----------
                                                           1,886,075
                                                          ----------

HEALTH & PERSONAL CARE  -  3.2%
 National Dentex Corporation (b)                 13,300      261,013
 Novartis AG                                         99      176,127
 Syngenta                                            24        1,297
                                                          ----------
                                                             438,437
                                                          ----------

MULTI-INDUSTRY  -  3.3%
VT Holding A/S (Cl B)                            10,565      453,829
                                                          ----------
                                                             453,829
                                                          ----------

RETAIL  -  2.6%
 Grow Biz International, Inc. (b)                 7,700       35,612
 The Men's Wearhouse, Inc. (b)                    9,900      269,775
 Westfair Foods                                     360       55,244
                                                          ----------
                                                             360,631
                                                          ----------
TOTAL COMMON STOCKS  -  48.1%

     (Cost $5,040,180)                                   $ 6,671,183
--------------------------------------------------------------------
--------------------------------------------------------------------
Options                                       Contracts
--------------------------------------------------------------------
Nasdaq Mini 100 Index Calls
 expires 1/19/00                                    259   $1,181,040
S & P  500 Calls                                     12      170,400
 expires 1/19/00
TOTAL OPTIONS  -  9.7%
                                                          ----------
     (Cost $1,310,810)                                    $1,351,440


                 See accompanying notes to financial statements

Z-Seven  Fund,  Inc.
SCHEDULE OF INVESTMENTS
at  December  31,  2000

--------------------------------------------------------------------
  Investment Securities(a)                                     Value
--------------------------------------------------------------------
Short Term Investments                        Eff. Rate
--------------------------------------------------------------------

U.S. TREASURY BILLS  -    39.1%
Par $1,750,000, matures 1/25/01                   6.302%  $1,742,643
Par $1,750,000, matures 2/08/01                   6.338%   1,738,466
Par $2,000,000, matures 5/31/01                   6.280%   1,949,904
                                                          ----------
    Total (Cost $5,431,013)                              $ 5,431,013

--------------------------------------------------------------------
TOTAL INVESTMENT IN SECURITIES - 96.9%
     (Cost $11,782,003)                                  $13,453,636
--------------------------------------------------------------------
CASH, RECEIVABLES, AND OTHER ASSETS
     LESS LIABILITIES  -  3.1%                               426,917
--------------------------------------------------------------------
NET ASSETS  -  100.0%
     (Equivalent to $6.92 per share based
     on 2,004,435 shares of capital stock
     outstanding)                                        $13,880,553
====================================================================

(a)     Percentages  are  based  on  net  assets  of  $13,880,553.
(b)     Non-income  producing  investment.
(c) Aggregate cost for federal income tax purposes was the same as for book purposes, $11,782,003 at December 31, 2000. Net unrealized appreciation for all securities was $1,671,633. This consisted of aggregate gross unrealized appreciation of $2,587,931 of securities with an excess of fair value over tax cost and aggregate gross unrealized depreciation of $916,298 of securities with an excess of tax cost over fair value.



--------------------------------------------------------------------
COMMON STOCKS BY COUNTRY
--------------------------------------------------------------------
Percent   Country                                              Value

   48.0%  United States                                   $3,203,764
   39.7   United Kingdom                                   2,648,098
    6.8   Denmark                                            453,829
    4.7   Switzerland                                        310,248
     .8   Canada                                              55,244
--------------------------------------------------------------------
  100.0%                                                   6,671,183
====================================================================


                 See accompanying notes to financial statements

Z-Seven  Fund,  Inc.
STATEMENT  OF ASSETS AND LIABILITIES
at  December  31,  2000

ASSETS

Investments in securities, at value
 (identified cost $11,782,003)                     $ 13,453,636
Cash                                                    631,846
Receivables
 Dividends and interest                                  30,657
 Securities sold                                         31,160
Other assets                                             25,293
                                                   -------------
Total assets                                         14,172,592
                                                   -------------

LIABILITIES

Payables
 Foreign exchange - contracts                           164,907
  Due to investment adviser                              49,411
 Other accrued expenses                                  77,721
                                                   -------------
Total liabilities                                       292,039
                                                   -------------
NET ASSETS                                         $ 13,880,553
                                                   =============

NET ASSETS REPRESENTED BY
Capital stock, $1.00 par value:
 7,700,000 shares authorized,
 3,268,858 shares issued                           $  3,268,858
Additional paid-in capital                           21,027,503
Treasury stock,
1,264,423 shares, at cost                           (10,157,694)
                                                   -------------
                                                     14,138,667
Accumulated net realized loss on
 investments, options and currency
 transactions                                        (1,847,460)
Net unrealized appreciation on
 investments, options and currency
   translations                                       1,506,726
Undistributed net investment income                      82,620
                                                   -------------
NET ASSETS (EQUIVALENT TO $6.92 PER
 SHARE BASED ON 2,004,435 SHARES OF
 CAPITAL STOCK OUTSTANDING)                        $ 13,880,553
                                                   =============

Z-Seven  Fund,  Inc.
STATEMENT  OF  OPERATIONS
Year  Ended  December  31,  2000

INVESTMENT INCOME
Dividends, net of nonreclaimable
 foreign taxes of  $9,757                          $     86,161
Interest                                                515,365
                                                   -------------
Total investment income                                 601,526
                                                   -------------
EXPENSES
Investment advisory based fee                           211,496
Performance penalty                                     (44,627)
Compensation and benefits                               114,642
Transfer agent fees                                      12,908
Professional fees                                        54,647
Custodian fees                                           37,000
Printing and postage expenses                            23,504
Office expenses                                          55,324
Insurance expense                                         1,927
Directors' fees and expenses                             18,783
Dues and filing fees                                     14,223
Shareholder relations &
   communications expenses                                9,235
Rent expense                                             18,209
                                                   -------------
Total expenses                                          527,271
Expenses reduced through offset
 arrangements                                            (8,365)
                                                   -------------
Net expenses                                            518,906
                                                   -------------
Net investment income                                    82,620
                                                   -------------

REALIZED & UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Net realized gains on investments,
 options and currency transactions                      262,023
Change in unrealized appreciation of
 investments, options and currency
   translations                                      (1,353,746)

                                                   -------------
Net loss on investments, options,
and currency transactions                            (1,091,723)
                                                   -------------
Net decrease in net assets
 from operations                                    ($1,009,103)
                                                    ============


                 See accompanying notes to financial statements

Z-Seven  Fund,  Inc.
STATEMENT  OF  CHANGES IN NET ASSETS
Year  Ended  December  31,  2000
and December 31, 1999

                                       2000          1999
                                   ------------  ------------

NET ASSETS,
Beginning of Year                  $17,568,865   $19,854,868
                                   ------------  ------------

OPERATIONS
Net investment income                   82,620       225,797
Net realized gain (loss) on
 investments, options and
 currency transactions                 262,023    (2,137,360)
Change in unrealized
   appreciation of invest-
   -ments, options  and currency
 translations                       (1,353,746)    1,369,734
                                   ------------  ------------
Net decrease in net assets
 from operations                    (1,009,103)     (541,829)
                                   ------------  ------------

DIVIDENDS AND DISTRIBUTIONS
From net investment income            (225,797)            0
From net realized gain on
 investments, options and
 currency transactions                       0      (117,518)
                                   ------------  ------------
Decrease in net assets from
 dividends and distributions          (225,797)     (117,518)
                                   ------------  ------------

SHARE TRANSACTIONS
Treasury stock purchases            (2,472,100)   (1,626,656)
Reinvested dividends and
 distributions                          18,688             0
                                   ------------  ------------
Decrease in net assets from
 share transactions                 (2,453,412)   (1,626,656)
                                   ------------  ------------

Net decrease in net assets          (3,688,312)   (2,286,003)
                                   ------------  ------------

NET ASSETS,
 End of Year (including
 undistributed net investment
 income of $82,620 and
 $225,797,  respectively)          $ 13,880,553  $17,568,865
                                   ============  ============

Z-Seven  Fund,  Inc.
NOTES TO FINANCIAL STATEMENTS
Year  Ended  December  31,  2000

NOTE  1  -  SIGNIFICANT  ACCOUNTING  POLICIES

     Z-Seven Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company incorporated under the laws of Maryland on July 29, 1983, and became a publicly traded company on December 29, 1983.
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION - Securities and options traded on national securities exchanges, other than the London Stock Exchange, are valued at the last sale price or, in the absence of any sale, at the closing bid price on such exchanges or over the counter, except VT Holding A/S which is valued at the midpoint between the bid and the ask. Securities traded on the London Stock Exchange are valued at the mid-close price. If no quotations are available, the fair value of securities is determined in good faith by the Board of Directors (the Board). Temporary investments in short-term money market securities are valued at market based on quoted third-party prices. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the date of valuation.

     FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its net investment taxable income, if any, annually.


                 See accompanying notes to financial statements

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions of net capital gains to shareholders are recorded on the ex-dividend date.
     Investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on foreign denominated assets and liabilities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

     SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are determined on the basis of identified cost for book and tax purposes.

     FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and

(ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

     Investment companies generally do not isolate that portion of the results of operations that arises as a result of changes in exchange rates from the portion that arises from changes in market prices of investments during the period. When foreign securities are purchased or sold, the Fund acquires forward exchange contracts as of the trade date for the amount of purchase or proceeds, and no exchange gains or losses are thus realized on these transactions. Foreign dividends are shown net of foreign exchange gains or losses, which arise when currency gains or losses are realized between the ex-dividend and payment dates on dividends.

     FORWARD CURRENCY CONTRACTS - As foreign securities are purchased, the Fund enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) on investments, options and currency transactions in the Statement of Operations.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and contingent liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

NOTE  2  -  TREASURY  STOCK  TRANSACTIONS

     From January 1, 1999 through December 31, 2000, the Board of Directors authorized the following purchases of the Fund's capital shares on the open market:

                              Average
Year  Number of     Cost      Discount
       Shares                Per Share
----  ---------  ----------  ----------
2000    319,800  $2,472,100  $     0.21
1999    223,500  $1,626,656  $     0.16

     In 1996, the Fund established a distribution reinvestment plan (DRIP) to allow shareholders to reinvest their distributions in shares of the Fund. When the Fund is selling at a premium, distributions will be reinvested at the greater of net asset value or 95% of the market price. When the Fund is selling at a discount, distributions will be reinvested at market price. On December 29, 2000, distributions of $18,688 were reinvested into 2,704 additional shares of the Fund at a net asset value of $6.91 per share.
     In 1992, the Fund reissued all of its existing treasury stock in addition to newly issued stock in a private placement of shares to Agape Co., S.A. in exchange for securities which were generally the same as those contained in the Fund's portfolio. A total of 698,210 unregistered Fund shares were issued to Agape in the transaction at a slight premium to net asset value. The federal income tax basis of the securities received by the Fund in this transaction was equivalent to the market value of those securities on the date of the transaction. At December 31, 2000, pursuant to filings with the SEC, Agape owned 22.5% of the Fund shares outstanding. The Fund is obligated to register these shares for sale in the open market upon Agape's request. Previous negotiations for the repurchase of these shares by the Fund have been discontinued.

NOTE  3  -  PURCHASES  AND  SALES  OF  SECURITIES

     The cost of purchases and proceeds from sales of investment securities (excluding short-term money market securities and options) during the year ended December 31, 2000, were:

           Common  Stocks  Treasury  Bills
           --------------  ---------------
Purchases  $            0  $    26,667,871
Sales      $    4,858,366  $    22,679,963

NOTE  4  -  FOREIGN  CURRENCY  CONTRACTS

     At December 31, 2000, the Fund had the following open forward currency contracts:

Settlement   Currency to        Currency to       Unrealized
   Date        Receive            Deliver        Depreciation
-----------  ------------  -------------------  -------------
                                 1,676,825
    8/17/01  $  2,404,902      British  Pounds  $     104,130
                                  1,170,301
    2/20/01       666,244      Swiss Francs            60,777
             ------------                       -------------
             $  3,071,146                       $     164,907
=============================================================

NOTE  5  -  OPTIONS  TRANSACTIONS

     The Fund may from time to time purchase and sell call and put options on stock indexes which are traded on national securities exchanges as a method of hedging market fluctuations. The Fund may liquidate the call and put option purchased or sold by effecting a closing sale transaction (rather than exercising the option). This is accomplished by purchasing or selling an option of the same series as the option previously purchased or sold. There is no guarantee that the closing sale transaction can be effected. The Fund will realize a profit from a closing transaction if the price at which the transaction is effected is greater than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the price is less than the premium paid.
     An option may be closed out only on an exchange which provides a market for options on the same index and in the same series. Although the Fund will generally purchase or sell only those options for which there appears to be an active market, there is no assurance that a liquid market on the exchange will exist for any particular option, or at any particular time. In such event, it might not be possible to execute closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit.
     The cost of option contracts purchased, and the proceeds from option contracts sold during the year ended December 31, 2000 were $20,672,738 and $18,502,343, respectively.

NOTE  6  -  LEASE  COMMITMENTS

     The Fund is obligated under a three-year operating lease extension for its Mesa, Arizona corporate office, which expires on June 30, 2004. Minimum lease payments due are outlined in the following table.

Year ended December 31:
  2001                             $25,240
  2002                              26,384
  2003                              26,765
  2004                              13,383
                                   -------
     Total minimum lease payments  $91,772
                                   =======

     Rent  expense  for  the year ended December 31, 2000 was $18,209.  See Note
12.

NOTE  7  -  INVESTMENT  ADVISORY  FEES  AND  PERFORMANCE  BONUS/PENALTIES

     TOP Fund Management is the Fund's investment adviser (the "Adviser"). Under an agreement between the Fund and the Adviser, the latter supervises the investments of the Fund and pays certain expenses related to employees principally engaged as directors, officers, or employees of the Adviser. The agreement provides for base management fees ("base fees") equal to .3125% per quarter (equivalent to 1.25% per annum) of the average daily net assets of the Fund. For the year ended December 31, 2000, the base fees aggregated $211,496.
     In addition to the base fees, the Adviser will receive a bonus for extraordinary performance or pay a penalty for underperformance. The bonus/penalty performance arrangement uses the S&P 500 as a measure of performance against which the Fund's net asset value's performance will be measured. The bonus/penalty is payable at the end of each calendar quarter and will not exceed 2.5% of the average daily net assets in the calendar quarter. The performance penalty can exceed the base fees. The bonus/penalty arrangement will not become operative unless the performance of the Adviser exceeds, either positively or negatively, the S&P 500 percentage change during the same period of time by more than 10%. For the year ended December 31, 2000, the performance penalty aggregated $44,627.

     The agreement also provides that if the Fund's expenses on an annual basis (including the base fees, but excluding any bonus or penalty payments, taxes, interest, brokerage commission, and certain litigation expenses) exceed 3.5% of the average daily net assets up to $20,000,000 plus 1.5% of the average daily net assets in excess of $20,000,000, the Adviser shall reimburse the Fund for any such excess up to the aggregate amount of the base fees. For the year ended December 31, 2000, an expense reimbursement was not required.

NOTE  8  -  DISTRIBUTIONS  TO  SHAREHOLDERS

     On July 12, 2000, the Board of Directors declared a remainder distribution of $225,797, $0.11 per share. This represents undistributed net investment income for 1999. These distributions were paid on December 29, 2000, to shareholders of record on December 15, 2000. The Fund intends to distribute short-term capital gains and net investment income for 2000 on or before December 31, 2001.

NOTE 9 - FEDERAL INCOME TAX INFORMATION

     For federal income tax purposes, the Fund generated a net capital loss carryforward of $1,971,737 during the year ended December 31, 2000, which is scheduled to expire on December 31, 2007. The carryover will be used to offset any future net capital gains and no capital gain distributions will be made until the capital loss carryforward has been fully utilized or expires.

NOTE  10  -  RELATED  PARTIES

     Directors of the Fund who are not officers or otherwise affiliated with the Adviser are paid $500 per meeting plus out-of-pocket expenses. Audit Committee members are paid $1,000 per meeting and the chairperson of the committee $1,500 per meeting.
     At December 31, 2000, Barry Ziskin, an officer and director of the Fund, owned 593,689 shares of the Fund's capital stock, which represent 30% of the total Fund shares. He is also an officer and director of the Adviser.

NOTE  11  -  EXPENSE  OFFSET  ARRANGEMENT

     Through an arrangement with Standard & Poor's Securities ("S&P"), commissions paid to S&P earn soft dollar credits. The Adviser may direct S&P to use the credits to pay certain Fund expenses. For the year ended December 31, 2000, the Adviser applied $8,365 of these soft dollar credits towards the payment of office expenses of the Fund.

NOTE  12  -  EXPENSE  ALLOCATION

     The Board reviews on an annual basis any expenses the Fund shares with the Adviser and its affiliates. The Board has approved allocating shared expenses and employment compensation for Fund employees who are not regular employees of the Adviser or its affiliates based generally on the ratio of assets under management between the Fund and the Adviser's affiliates, subject to annual review by the Board and a maximum allocation of any particular expense to the Fund of 75%.

Z-Seven Fund, Inc.
Financial Highlights

The following represents selected data for a share outstanding throughout the year. All share and per share data has been adjusted to reflect the two-for-one stock split in December 1997, and the three-for-two stock split in April 1986. Financial Highlights include fifteen years of information.

---------------------------------------------------------------------------------------------------
For the year ended December 31,                               2000      1999      1998      1997
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                          $  7.57   $  7.80   $  7.55   $   8.20
                                                            --------  --------  --------  ---------
Net investment income (loss)                                   0.05      0.10       -0-       0.11
Net realized and unrealized gains (losses) on investments
   and currency transactions before income taxes              (0.56)    (0.28)     0.55       1.05
Total increase (decrease) from investment operations          (0.51)    (0.18)     0.55       1.16
Distributions to shareholders from net investment income      (0.11)      -0-     (0.06)     (0.05)
Distributions to shareholders from net capital gains            -0-     (0.05)    (0.12)     (1.38)
Income taxes on capital gains paid on behalf of
   Shareholders                                                 -0-       -0-     (0.12)     (0.45)
Impact of treasury stock repurchases                          (0.03)        -         -          -
Capital contribution                                            -0-       -0-       -0-       0.07
                                                            --------  --------  --------  ---------
Net increase (decrease) in net asset value                    (0.65)    (0.23)      .25      (0.65)
                                                            --------  --------  --------  ---------
Net asset value, end of year                                $  6.92   $  7.57   $  7.80   $   7.55
                                                            ========  ========  ========  =========

Per share market value, end of year                         $  7.25   $  7.69   $  8.00   $  11.00
Total investment return (a)                                   (4.2%)    (3.2%)   (24.5%)   34.0%(d)
Ratio of expenses before performance bonus/penalty to
   average net assets (c)                                       3.4%      3.2%      3.8%       3.0%
Ratio of expenses to average net assets (c)                     3.1%      0.5%      1.5%       1.0%
Ratio of net investment income (loss) to average
   net assets                                                   0.4%      1.2%    (0.2%)       1.1%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         0.0%     14.9%     73.1%     111.3%
---------------------------------------------------------------------------------------------------
Number of shares outstanding, end of year (in 000's)          2,004     2,322     2,545      2,671
Net assets, end of year (in 000's)                           13,881    17,569    19,855     20,161
---------------------------------------------------------------------------------------------------

(a)     Based  on  market  price  per share with dividends, distributions, and deemed distributions reinvested at lower of net asset value or closing  market  price  on the distribution date.
(b)     Calculations  based  on weighted average number of shares outstanding of 2,588,376 for the  year.
(c)     Ratios  reflect  expenses  gross of expense offset arrangement for the years ended December
        31,  1995  through  December  31,  2000.
(d)     Total  investment  return  without  the  capital  contribution  would  have  been  33.2%.

------------------------------------------------------------------------------------------------------------
  1996      1995      1994      1993    1992(b)     1991      1990      1989      1988      1987      1986
------------------------------------------------------------------------------------------------------------
   8.74  $  8.32   $  8.50   $  7.56   $  8.83   $  6.08   $  6.62   $  7.16   $  7.61   $  8.04   $   5.94
--------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  (0.06)     0.06     (0.08)     0.06      0.02     (0.09)     0.08      0.23      0.01     (0.07)    (0.18)

   1.01      1.88     (0.07)     1.11     (1.29)     2.84     (0.56)    (0.40)     0.07     (0.02)     2.50
--------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
   0.95      1.94     (0.15)     1.17     (1.27)     2.75     (0.48)    (0.17)     0.08     (0.09)     2.32
  (0.03)    (0.44)      -0-       -0-       -0-       -0-     (0.06)    (0.23)      -0-       -0-       -0-
  (1.46)    (1.08)      -0-       -0-       -0-       -0-       -0-       -0-       -0-       -0-       -0-

   -0-        -0-     (0.03)    (0.23)      -0-       -0-       -0-     (0.14)    (0.53)    (0.34)    (0.22)
    -           -         -         -         -         -         -         -         -         -         -
   -0-        -0-       -0-       -0-       -0-       -0-       -0-       -0-       -0-       -0-       -0-
--------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  (0.54)     0.42     (0.18)     0.94     (1.27)     2.75     (0.54)    (0.54)    (0.45)    (0.43)     2.10
--------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
   8.20   $  8.74   $  8.32   $  8.50   $  7.56   $  8.83   $  6.08   $  6.62   $  7.16   $  7.61   $  8.04
========  ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
  10.25   $ 11.13   $  8.25   $  9.13   $  8.50   $ 10.75   $  6.38   $  6.50   $  8.32   $  7.63   $ 10.07
   8.9%      58.3%    (9.3%)     10.2%   (20.9%)     68.6%      1.9%   (20.2%)     17.0%   (20.8%)    106.6%

   3.2%       2.9%      2.7%      2.9%      3.5%      3.4%      3.6%      3.5%      3.5%      3.0%      2.7%
   3.0%       2.0%      3.0%      2.1%      2.4%      4.3%      2.6%      1.2%      2.7%      3.2%      4.4%

  (0.6%)      0.9%    (0.8%)      0.7%      0.2%    (1.1%)      1.4%      3.3%        0%    (0.7%)    (2.3%)
------------------------------------------------------------------------------------------------------------
  66.4%      36.1%     17.5%     42.1%     17.9%     44.1%     42.8%     87.3%      4.7%     23.3%     30.6%
------------------------------------------------------------------------------------------------------------
 2,785      2,771     3,032     3,188     3,269     2,571     2,592     2,751     2,942     2,997     3,008
22,841     24,220    25,241    27,097    24,714    22,687    15,756    18,231    21,083    22,827    24,210
------------------------------------------------------------------------------------------------------------


                See  accompanying  notes  to  financial  statements.

                         Report of Independent Auditors

TO  THE  BOARD  OF  DIRECTORS  AND  SHAREHOLDERS  OF  Z-SEVEN  FUND,  INC.:

     We have audited the accompanying statement of assets and liabilities of Z-Seven Fund, Inc., including the schedule of investments as of December 31, 2000, and the related statement of operations for the year then ended, and statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the six-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Z-Seven Fund, Inc. for each of the years in the six-year period ended December 31, 1994, and for each of the years in the four-year period ended December 31, 1988, were audited by other auditors whose reports thereon dated January 30, 1995, and February 3, 1989, expressed unqualified opinions on those financial highlights.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights for 1995 through 2000 referred to above, present fairly, in all material respects, the financial position of Z-Seven Fund, Inc. as of December 31, 2000, and the results of its operations, its changes in net assets and financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.




Los  Angeles,  California
January  31,  2001

RESULTS  OF  VOTING  (UNAUDITED)

     Pursuant to the proxy statement mailed to shareholders in conjunction with the annual meeting of shareholders held on December 8, 2000, four proposals to be voted upon at the meeting were presented. Those proposals included:

     Proposal 1: Election of Directors. All Directors were nominees to the Board of Directors at this meeting. The Directors elected will hold office until the next annual meeting of shareholders or until his or her successor is duly elected and qualified.

                             Withheld/
Nominee              For      Against
----------------  ---------  ---------
M. De Los Santos  1,910,609    2,126
A. Feldman        1,910,609    2,126
J. Shuster        1,910,079    2,656
B. Ziskin         1,910,609    2,126
R. Ziskin         1,911,935      800

     Proposal 2: Approval of selection of KPMG LLP as independent auditors to report on the financial statements of the Fund for the year ended December 31, 2000.

                      For          Against          Abstain
                    ---------      -------          --------
                    1,899,938       13,323             1,301

     Proposal 3: Approval of the Investment Advisory Agreement between the Fund and TOP Fund Management, Inc.

                      For          Against          Abstain
                    ---------      -------          --------
                    1,907,308        3,628             3,625

     Proposal 4: Authorize the proxies, in their discretion, to vote upon such other business as may properly come before the annual meeting of shareholders.

                      For          Against          Abstain
                    ---------      -------          --------
                    1,274,798       15,315           624,449

BOARD  OF  DIRECTORS                        TRANSFER  AGENT

Barry  Ziskin                               Wells  Fargo  Bank  Minnesota,  N.A.
President:                                  Shareowner  Services
Z-Seven  Fund,  Inc.                        161  N.  Concord  Exchange  Street
TOP  Fund  Management,  Inc.                South  St.  Paul,  MN  55075
Ziskin  Asset  Management,  Inc.             (800)  468-9716

Albert  Feldman                             INDEPENDENT  AUDITORS
Retired, San Francisco Advertiser, Inc.
                                            KPMG  LLP
Dr.  Jeffrey  Shuster                       Los  Angeles,  CA
DDS  PC
Private  Practice                           GENERAL  COUNSEL

Rochelle  Ziskin                            Kilpatrick  Stockton  LLP
Associate  Professor                        Atlanta,  GA
University  of  Missouri
                                            STOCK  LISTINGS
Maria  De  Los  Santos
Financial  Consultant                       Nasdaq  National  Market  System
                                            Symbol:  ZSEV
INVESTMENT  ADVISER
                                            Pacific  Exchange
TOP  Fund  Management,  Inc.                Symbol:  ZSE

OFFICERS                                    CORPORATE  OFFICE

Barry Ziskin, President & Treasurer         1819  S.  Dobson  Road
                                            Suite  109
Barbara  Perleberg,  Secretary              Mesa,  AZ  85202
                                            (480)  897-6214
CUSTODIAN                                   Fax  (480)  345-9227

The  Chase  Manhattan Bank
New  York,  NY